                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  January 23, 1996
                       ---------------------------------
                       (Date of earliest event reported)


                                UAL CORPORATION
              ---------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                1-6033           36-2675207
------------------------------  -----------   --------------------
 (State or other jurisdiction   (Commission     (I.R.S. Employer
      of incorporation)         File Number)   Identification No.)


  1200 Algonquin Road, Elk Grove Township, Illinois     60007
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (708) 952-4000
                                                   ----------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.
         ------------

     UAL Corporation (the "Company") is filing herewith a press release issued today by the Company as Exhibit 99.1 which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

Exhibit No.  Description
-----------  -----------

   99.1      Press Release
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            UAL CORPORATION



                            By:   /s/ Douglas A. Hacker
                               -------------------------
                            Name:  Douglas A. Hacker
                            Title:  Senior Vice President - Finance

Dated:  January 23, 1996
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                                 EXHIBIT INDEX


 Exhibit
 Number     Description
 -------    -----------

  99.1      Press Release